EXHIBIT 32.1
                                  ------------



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of BSD Medical Corporation (the "Company") on Form 10-QSB for the period ending November 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hyrum A. Mead, President (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)  the information  contained in the Report fairly  presents,  in all
              material   respects,   the  financial   condition  and  result  of
              operations of the Company.


                                       /s/ Hyrum A. Mead
                                       -----------------
                                       Hyrum A. Mead
                                       President (Principal Executive Officer)
                                       April 14, 2005